UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

TIME WARNER CABLE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Columbus Circle, New York, New York	10023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 364-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 11, 2014, Time Warner Cable Inc. issued a press release with respect to the submission of a slate of directors by Charter Communications, Inc. The press release is attached as Exhibit 99.1 and is incorporated by reference.

Other Information

ADDITIONAL INFORMATION

Time Warner Cable expects to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and to provide any definitive proxy statement to its security holders. INVESTORS AND SECURITY HOLDERS OF TIME WARNER CABLE ARE URGED TO READ THIS DOCUMENT AND ANY OTHER DOCUMENTS FILED BY TIME WARNER CABLE WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and any other documents filed with the SEC by Time Warner Cable through the web site maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Time Warner Cable and certain of its directors and executive officers may be deemed to be participants in a solicitation under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Time Warner Cable’s directors and executive officers in Time Warner Cable’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 15, 2013, its proxy statement for the 2013 Annual Meeting, which was filed with the SEC on April 4, 2013, and its Current Reports on Form 8-K, which were filed with the SEC on April 30, 2013, July 29, 2013 and December 6, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

FORWARD LOOKING STATEMENTS AND DISCLAIMERS

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This document includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and we intend that all such statements be covered by the safe harbor provisions of the federal securities laws. Statements herein regarding future financial and operating results and any other statements about future expectations constitute “forward-looking statements.” These forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Time Warner Cable. More detailed information about these factors may be found in filings by Time Warner Cable with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Time Warner Cable is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated February 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Time Warner Cable Inc.

By:	/s/ Marc Lawrence-Apfelbaum
Name:	Marc Lawrence-Apfelbaum
Title:	Executive Vice President, General Counsel and Secretary

Date: February 11, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 11, 2014.